Exhibit 99.1

Earth Science Tech, Inc. Announces 2026 Annual Shareholder Meeting Results

MIAMI, FL – September 1, 2026 – Earth Science Tech, Inc. (OTC: ETST) (“Earth Science Tech” or the “Company”) today announced the voting results from its first Annual Meeting of Stockholders, held virtually on August 31, 2026.

Key Voting Results

●	Uplisting Strategy: Shareholders approved the pursuit of a reverse stock split, valid for a period of 12 months, strictly if deemed necessary by the Board to satisfy the minimum bid price requirements for an uplisting to a national securities exchange.

●	Series B Preferred Stock Retirement: Shareholders authorized the Board’s independent Special Committee to negotiate the retirement of the Series B Preferred Stock. Retiring these shares will eliminate the Company’s dual-class, super-voting control structure, aligning voting power with the economic interests of all stockholders.

●	Executive Compensation: Shareholders approved the Company’s non-dilutive, cash-only “Say-on-Pay” executive compensation structure and elected a three-year review cycle. This vote strongly validates management’s philosophy of relying exclusively on performance-based cash bonuses to fiercely protect shareholder equity from stock dilution.

●	Board of Directors: Shareholders re-elected all seven director nominees to the Board for the upcoming year.

●	Auditors: Shareholders ratified the appointment of Semple, Marchal & Cooper, LLP as the Company’s independent registered public accounting firm.

Meeting Audio, Q&A, and Corporate Guidance

Shareholders and interested investors are strongly encouraged to listen to the full audio replay of the Annual Meeting. The recording provides essential management guidance, detailed clarity on the strategic rationale behind each approved proposal, and a comprehensive Question and Answer (Q&A) session directly addressing shareholder inquiries.

Listen to the full audio webcast here: https://event.webcasts.com/viewer/event.jsp?ei=1766073&tp_key=1734740410

About Earth Science Tech, Inc. (ETST)

Earth Science Tech, Inc. operates as a diversified holding company focused on the health and wellness sector. The Company’s principal operating strategy is to build a vertically integrated healthcare platform that combines compounding pharmacy operations, telemedicine platforms, clinical support, and direct-to-patient fulfillment. The Company’s healthcare operations are supported by investments in real estate and asset management activities and a consumer products business.

The core of the Company’s value proposition is the seamless integration of patient care, from consultation to fulfillment. This is achieved through the synergy of specialized subsidiaries.

To learn more, please visit: www.EarthScienceTech.com

Forward-Looking Statements

Except for historical information, the matters discussed herein may be considered “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.

Such statements include declarations regarding the intent, belief or current expectations of the Company and its management, including, without limitation, future-oriented statements related to cash flow, gross margins, revenues, and expenses. These statements are based on and reflect our current expectations, estimates, assumptions and/or projections, our perception of historical trends and current conditions, as well as other factors that we believe are appropriate and reasonable under the circumstances. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts. They may include forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “likely,” “seek,” “project,” “model,” “ongoing,” “will,” “should,” “forecast,” “outlook” or similar terminology. Forward-looking statements are subject to a number of risks and uncertainties that may cause the Company’s actual results to differ materially from our intent, belief or current expectations, including, inter alia, the markets for the Company’s products and services, costs of goods and services, other expenses, government regulations, litigations, and general business conditions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. The Company assumes no obligation to revise or update any forward-looking statements for any reason, except as required by law.

Contact:

Hayden IR

James Carbonara

(646)-755-7412

james@haydenir.com

Brett Maas

(646) 536-7331

brett@haydenir.com